                                                         Two World Trade Center,
                                                        New York, New York 10048

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000


DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to 5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued


During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

          30-YEAR BOND YIELDS 1994-2000

  Date            AAA Ins   Tsy     % Relationship
  ----            -------   ---     --------------
12/31/93            5.40%   6.34%       85.17%
01/31/94            5.40    6.24        86.54%
02/28/94            5.80    6.66        87.09%
03/31/94            6.40    7.09        90.27%
04/29/94            6.35    7.32        86.75%
05/31/94            6.25    7.43        84.12%
06/30/94            6.50    7.61        85.41%
07/29/94            6.25    7.39        84.57%
08/31/94            6.30    7.45        84.56%
09/30/94            6.55    7.81        83.87%
10/31/94            6.75    7.96        84.80%
11/30/94            7.00    8.00        87.50%
12/30/94            6.75    7.88        85.66%
01/31/95            6.40    7.70        83.12%
02/28/95            6.15    7.44        82.66%
03/31/95            6.15    7.43        82.77%
04/28/95            6.20    7.34        84.47%
05/31/95            5.80    6.66        87.09%
06/30/95            6.10    6.62        92.15%
07/31/95            6.10    6.86        88.92%
08/31/95            6.00    6.66        90.09%
09/29/95            5.95    6.48        91.82%
10/31/95            5.75    6.33        90.84%
11/30/95            5.50    6.14        89.58%
12/29/95            5.35    5.94        90.07%
01/31/96            5.40    6.03        89.55%
02/29/96            5.60    6.46        86.69%
03/29/96            5.85    6.66        87.84%
04/30/96            5.95    6.89        86.36%
05/31/96            6.05    6.99        86.55%
06/28/96            5.90    6.89        85.63%
07/31/96            5.85    6.97        83.93%
08/30/96            5.90    7.11        82.98%
09/30/96            5.70    6.93        82.25%
10/31/96            5.65    6.64        85.09%
11/29/96            5.50    6.35        86.61%
12/31/96            5.60    6.63        84.46%
01/31/97            5.70    6.79        83.95%
02/28/97            5.65    6.80        83.09%
03/31/97            5.90    7.10        83.10%
04/30/97            5.75    6.94        82.85%
05/30/97            5.65    6.91        81.77%
06/30/97            5.60    6.78        82.60%
07/30/97            5.30    6.30        84.13%
08/31/97            5.50    6.61        83.21%
09/30/97            5.40    6.40        84.38%
10/31/97            5.35    6.15        86.99%
11/30/97            5.30    6.05        87.60%
12/31/97            5.15    5.92        86.99%
01/31/98            5.15    5.80        88.79%
02/28/98            5.20    5.92        87.84%
03/31/98            5.25    5.93        88.53%
04/30/98            5.35    5.95        89.92%
05/29/98            5.20    5.80        89.66%
06/30/98            5.20    5.65        92.04%
07/31/98            5.18    5.71        90.72%
08/31/98            5.03    5.27        95.45%
09/30/98            4.95    5.00        99.00%
10/31/98            5.05    5.16        97.87%
11/30/98            5.00    5.06        98.81%
12/31/98            5.05    5.10        99.02%
01/31/99            5.00    5.09        98.23%
02/28/99            5.10    5.58        91.40%
03/31/99            5.15    5.63        91.47%
04/30/99            5.20    5.66        91.87%
05/31/99            5.30    5.83        90.91%
06/30/99            5.47    5.96        91.78%
07/31/99            5.55    6.10        90.98%
08/31/99            5.75    6.06        94.88%
09/30/99            5.85    6.05        96.69%
10/31/99            6.03    6.16        97.89%
11/30/99            6.00    6.29        95.39%
12/31/99            5.97    6.48        92.13%
01/31/00            6.18    6.49        95.22%
02/29/00            6.04    6.14        98.37%
03/31/00            5.82    5.83        99.83%
04/30/00            5.91    5.96        99.16%
05/31/00            5.91    6.01        98.34%
06/30/00            5.84    5.90        98.98%
07/31/00            5.73    5.78        99.13%
08/31/00            5.62    5.67        99.12%
09/30/00            5.74    5.89        97.45%
10/31/00            5.65    5.79        97.58%

Source: Municipal Market Data - A Division of Thomson Financial Group and Bloomberg L.P.


PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Securities (IMS) increased from $14.60 to $15.16 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.78 per share and a taxable dividend of $0.0096 paid in December 1999, the Trust's total NAV return was 10.36 percent. IMS's value on the New York Stock Exchange (NYSE) increased from $12.625 to $13.5625 per share during this period. Based on this change plus reinvestment of dividends, IMS's total market return was 14.10 percent. As of October 31, 2000, IMS's share price was at a 10.54 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued


Monthly dividends for the fourth quarter of 2000, declared in September, were unchanged at $0.065 per share. The Trust's level of undistributed net investment income was $0.075 per share on October 31, 2000, versus $0.078 per share 12 months earlier.


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 41 credits. Issues in the refunded bond category comprised 14 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of October, the portfolio's average maturity was 18 years. Average duration, a measure of portfolio sensitivity to interest rates, was 6.7 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit enhancements, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.


LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal period ended October 31, 2000, the Trust purchased and retired 478,998 shares of common stock at a weighted average market discount of 11.92 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Securities and look forward to continuing to serve your investment needs. Very truly yours,
[GRAPHIC OMITTED]



/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
Charles A. Fiumefreddo                      Mitchell M. Merin
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued


LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

ELECTRIC                 23%
REFUNDED                 14%
HOSPITAL                 13%
TRANSPORTATION           11%
WATER & SEWER            10%
GENERAL OBLIGATION        9%
EDUCATION                 6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT EHANCEMENTS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA                     41%
Ambac                    34%
FGIC                     21%
Connie Lee                3%
FSA                       1%

TOTAL                   100%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


DISTRIBUTION BY MATURITY
(% OF NET ASSETS)

WEIGHTED AVERAGE
MATURITY 18 YEARS


UNDER 1 YEAR        1.7%
1-5 YEARS          12.1%
5-10 YEARS          1.7%
10-20 YEARS        31.9%
20-30 YEARS        50.0%
30+ YEARS           1.5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

CALL AND COST (BOOK) YIELD STRUCTURE
   (BASED ON LONG-TERM PORTFOLIO)
           OCTOBER 31, 2000

                          WEIGHTED AVERAGE
                      CALL PROTECTION: 5 YEARS

            BONDS CALLABLE

            2000       0%
            2001       0%
            2002       5%
            2003      18%
            2004      52%
            2005       0%
            2006       0%
            2007       0%
            2008       3%
            2009      11%
            2010+     11%

         YEARS BONDS CALLABLE


                         WEIGHTED AVERAGE
                         BOOK YIELD: 6.1%

          COST (BOOK) YIELD*

            2000      0.0%
            2001      0.0%
            2002      6.2%
            2003      6.2%
            2004      6.3%
            2005      0.0%
            2006      0.0%
            2007      0.0%
            2008      5.8%
            2009      5.6%
            2010+     5.8%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.2% ON 5% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.
    PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)


                                     * * *


On June 22, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
  For ................    6,930,365
  Withheld ...........       96,853

Dr. Manuel H. Johnson
  For ................    6,925,376
  Withheld ...........      101,842

John L. Schroeder
  For ................    6,930,129
  Withheld ...........       97,089


The following Trustees were not standing for reelection at this meeting:

  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell. Additionally, James F. Higgins was elected as a Trustee of the Trust by the Board of Trustees effective July 25, 2000.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 2000

 PRINCIPAL
 AMOUNT IN                                                                                    COUPON    MATURITY
 THOUSANDS                                                                                     RATE       DATE          VALUE
------------------------------------------------------------------------------------------------------ ---------- ---------------
            TAX-EXEMPT MUNICIPAL BONDS (97.2%)
            General Obligation (8.8%)
  $ 3,500   California, Refg Dtd 10/01/98 Refg (MBIA) ..................................... 4.50 %      10/01/28   $  2,963,800
    3,000   Chicago, Illinois, Refg Ser 1993 B (Ambac) ** ................................. 5.125       01/01/22      2,868,030
    5,000   Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A (MBIA) .......... 5.75        06/01/13      5,135,150
  -------                                                                                                          ------------
   11,500                                                                                                            10,966,980
  -------                                                                                                          ------------
            Educational Facilities Revenue (5.5%)
    2,000   District of Columbia, National Academy of Sciences Ser 1999 A (Ambac) ......... 5.00        01/01/19      1,848,680
    2,000   New York State Dormitory Authority, Fordham University Ser 1994 (FGIC)......... 5.50        07/01/23      1,966,760
    1,000   Ohio University, General Receipts Ser 1999 (FSA) .............................. 5.25        12/01/19        971,790
    2,000   Rhode Island Health & Educational Building Corporation, Providence
              College Ser 1993 (MBIA) ..................................................... 5.60        11/01/22      1,992,480
  -------                                                                                                          ------------
    7,000                                                                                                             6,779,710
  -------                                                                                                          ------------
            Electric Revenue (23.2%)
    4,000   Anchorage, Alaska, Refg Ser 1993 (MBIA) ....................................... 6.20        12/01/13      4,199,120
    4,000   Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) ..... 6.00        01/01/24      4,130,240
    3,000   Municipal Electric Authority of Georgia, Power Ser EE (Ambac) ................. 6.00        01/01/22      3,071,820
    3,400   Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) ...................... 6.375       09/01/23      3,581,254
    2,000   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA) ......... 5.375       01/01/25      1,956,180
    4,000   Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) ........................... 5.25        07/01/18      3,883,200
    5,000   Bedford, Virginia, Hydro Ser 1994 (Ambac) ..................................... 5.25        06/01/25      4,761,250
    3,000   Tacoma, Washington, Refg 1994 (FGIC) .......................................... 6.25        01/01/15      3,175,050
  -------                                                                                                          ------------
   28,400                                                                                                            28,758,114
  -------                                                                                                          ------------
            Hospital Revenue (13.1%)
    3,000   Morgan County - Decatur Health Care Authority, Alabama, Decatur
              General Hospital Ser 1994 (Connie Lee) ...................................... 6.375       03/01/24      3,098,670
    4,000   California Statewide Communities Development Authority, Sharp Health
              Care COPs (MBIA) ............................................................ 6.00        08/15/24      4,149,760
    3,000   Volusia County Health Facilities Authority, Florida, Memorial Health
              Refg & Impr Ser 1994 (Ambac) ................................................ 5.75        11/15/20      3,031,890
    3,000   Massachusetts Health & Educational Facilities Authority, Lahey Clinic
              Medical Center Ser B (MBIA) ................................................. 5.375       07/01/23      2,872,500
    3,000   New Hampshire Higher Educational & Health Facilities Authority,
              Hitchcock Clinic Ser 1994 (MBIA) ............................................ 6.00        07/01/24      3,039,900
  -------                                                                                                          ------------
   16,000                                                                                                            16,192,720
  -------                                                                                                          ------------
            Industrial Development/Pollution Control Revenue (4.6%)
    5,550   Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
  =======     Ser 1992 (AMT) (MBIA) ....................................................... 6.55        12/01/22      5,744,638
                                                                                                                   ------------
            Mortgage Revenue - Multi-Family (2.5%)
    3,000   Los Angeles Community Redevelopment Agency, California, Refg Ser 1994 A
  =======     (Ambac) ..................................................................... 6.55        01/01/27      3,127,590
                                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 2000, continued

 PRINCIPAL
 AMOUNT IN                                                                                 COUPON      MATURITY
 THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (1.7%)
 $  2,000   Michigan Municipal Bond Authority, Ser 1994 A (FGIC) .........................  6.00%      12/01/13    $  2,120,140
 --------                                                                                                          ------------
            Recreational Facilities Revenue (0.8%)
    1,000   Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) (WI) .......................  5.25       12/01/32         946,650
 --------                                                                                                          ------------
            Transportation Facilities Revenue (10.5%)
    3,995   San Francisco Airports Commission, California, San Francisco Int'l Airport
              Second Ser Refg (MBIA) .....................................................  6.75       05/01/20       4,283,679
    3,000   Denver City & County, Colorado, Airport Refg Ser 2000 A (AMT) (Ambac) ........  6.00       11/15/18       3,100,410
    1,000   Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac) ...........................  6.00       01/01/21       1,014,510
    2,000   Hawaii, Airports Third Refg Ser of 1994 (AMT) (Ambac) ........................  5.75       07/01/09       2,068,100
      770   Chicago, Illinois, Midway Airport 1994 Ser A (AMT) (MBIA) ....................  6.25       01/01/14         809,586
    2,000   North Texas Tollway Authority, Dallas North Tollway Ser 1998 (FGIC) ..........  4.75       01/01/29       1,708,640
 --------                                                                                                          ------------
   12,765                                                                                                            12,984,925
 --------                                                                                                          ------------
            Water & Sewer Revenue (10.3%)
    1,000   Phoenix Civic Improvement Corporation, Arizona, Jr Lien Wastewater
              Ser 2000 (FGIC) ............................................................  6.25       07/01/17       1,086,580
    4,000   Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) ...................  5.70       06/01/20       4,066,080
    4,000   Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) ........................  4.75       10/01/23       3,538,480
    1,375   Kansas Development Finance Authority, Public Water Supply Revolving
              Loan Ser 2000-2 (Ambac) ....................................................  5.50       04/01/21       1,371,590
    1,000   New York City Municipal Water Finance Authority, New York, 1999 Ser A
              (FGIC) .....................................................................  4.75       06/15/31         859,870
    2,000   Toledo, Ohio, Waterworks Impr & Refg Ser 1999 (FGIC) .........................  4.75       11/15/17       1,837,720
 --------                                                                                                          ------------
   13,375                                                                                                            12,760,320
 --------                                                                                                          ------------
            Other Revenue (2.5%)
    3,000   Florida Department of Environmental Protection, Preservation 2000
 ========     Ser 1999 A (FGIC) ..........................................................  5.25       07/01/13       3,040,650
            Refunded (13.7%)                                                                                       ------------
    2,000   Chicago State University, Illinois, Ser 1994 (MBIA) ..........................  6.15       12/01/04+      2,152,780
    5,000   Regional Transportation Authority, Illinois, Ser 1994 A (Ambac) ..............  6.25       06/01/04+      5,366,450
    5,000   Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (Ambac) ...................  5.875      06/01/04+      5,305,100
    2,000   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA)
              (ETM) ......................................................................  5.375      01/01/25       1,967,940
    2,000   Wisconsin Health & Educational Facilities Authority, Marquette University
              Ser 1994 (FGIC) ............................................................  6.45       12/01/04+      2,158,260
 --------                                                                                                          ------------
   16,000                                                                                                            16,950,530
 --------                                                                                                          ------------
  119,590   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $114,474,173)..........................                          120,372,967
 --------                                                                                                          ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 2000, continued

 PRINCIPAL
 AMOUNT IN                                                                                 COUPON       MATURITY
 THOUSANDS                                                                                  RATE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.7%)
$    400    Collier County Health Facilities Authority, Florida, Cleveland Clinic Health   4.60* %      01/01/33     $    400,000
              Ser 1999 (Demand 11/01/00) ...............................................
   1,100    Idaho Health Facilities Authority, St Lukes Regional Medical Center            4.60*        07/01/30        1,100,000
              Ser 2000 (FSA) (Demand 11/01/00)  ........................................
     600    Missouri Health & Educational Facilities Authority, Washington University
              Ser 1996 D (Demand 11/01/00) .............................................   4.60*        09/01/30          600,000
--------                                                                                                             ------------
   2,100    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $2,100,000).................................        2,100,000
--------                                                                                                             ------------
$121,690    TOTAL INVESTMENTS (Cost $116,574,173) (a) .................................................     98.9%     122,472,967
========
            OTHER ASSETS IN EXCESS OF LIABILITIES   ...................................................      1.1        1,409,181
                                                                                                           -----     ------------
            NET ASSETS ................................................................................    100.0%    $123,882,148
                                                                                                           =====     ============

-------------
  AMT        Alternative Minimum Tax.
 COPs        Certificates of Participation.
  ETM        Escrowed to maturity.
  WI         Security purchased on a "when-issued" basis.
   +         Prerefunded to call date shown.
   *         Current coupon of variable rate demand obligation.
  **         This security is segregated in connection with the purchase of a
             "when-issued" security.
  (a)        The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,103,636 and the aggregate gross unrealized depreciation is $204,842, resulting in net unrealized appreciation of $5,898,794.

Bond Insurance:
---------------

   Ambac     Ambac Assurance Corporation.
Connie Lee   Connie Lee Insurance Company - a wholly owned subsidiary of Ambac
             Assurance Corporation.
   FGIC      Financial Guaranty Insurance Company.
    FSA      Financial Security Assurance Inc.
   MBIA      Municipal Bond Investors Assurance Corporation.


                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets

Alabama .......................   2.5%  Idaho .........................   0.9%   New York ......................    2.3%
Alaska ........................   3.4   Illinois  .....................   9.0    Ohio ..........................    3.0
Arizona .......................   0.9   Indiana .......................   4.3    Rhode Island ..................    1.6
California ....................  18.3   Kansas   ......................   4.0    South Carolina ................    3.2
Colorado ......................   2.5   Massachusetts .................   2.3    Texas   .......................    1.4
District of Columbia ..........   1.5   Michigan ......................   1.7    Utah ..........................    3.1
Florida .......................   8.1   Missouri ......................   0.5    Virginia ......................    3.8
Georgia .......................   3.3   Nevada ........................   4.2    Washington   ..................    2.6
Hawaii ........................   6.3   New Hampshire  ................   2.5    Wisconsin .....................    1.7
                                                                                                                   ----
                                                                                 Total  ........................   98.9%
                                                                                                                   ====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:
Investments in securities, at value
   (cost $116,574,173) ..........................   $122,472,967
Cash ............................................         89,984
Interest receivable .............................      2,385,232
Prepaid expenses ................................          3,780
                                                    ------------
    TOTAL ASSETS ................................    124,951,963
                                                    ------------
LIABILITIES:
Payable for:
     Investments purchased ......................        946,427
     Investment management fee ..................         37,888
     Common shares of beneficial interest
        repurchased .............................         13,618
Accrued expenses ................................         71,882
                                                    ------------
    TOTAL LIABILITIES ...........................      1,069,815
                                                    ------------
    NET ASSETS ..................................   $123,882,148
                                                    ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
   (1,000,000 shares authorized of
   non-participating $.01 par value, none
   issued) ......................................         -
                                                    ------------
Common shares of beneficial interest
   (unlimited shares authorized of $.01 par
   value, 8,171,215 shares outstanding) .........   $117,281,294
Net unrealized appreciation .....................      5,898,794
Accumulated undistributed net investment
   income .......................................        609,230
Accumulated undistributed net realized gain .....         92,830
                                                    ------------
    TOTAL NET ASSETS ............................   $123,882,148
                                                    ============
NET ASSET VALUE PER COMMON SHARE
   ($123,882,148 divided by 8,171,215
   common shares outstanding) ...................         $15.16
                                                          ======

STATEMENT OF OPERATIONS
For the year ended October 31, 2000

NET INVESTMENT INCOME:
INTEREST INCOME .................................    $ 7,146,818
                                                     -----------
EXPENSES
Investment management fee .......................        434,433
Professional fees ...............................         56,639
Transfer agent fees and expenses ................         30,477
Shareholder reports and notices .................         25,034
Trustees' fees and expenses .....................         20,123
Registration fees ...............................         16,325
Custodian fees ..................................          9,519
Other ...........................................          8,166
                                                     -----------
    TOTAL EXPENSES ..............................        600,716
Less: expense offset ............................         (9,506)
                                                     -----------
    NET EXPENSES ................................        591,210
                                                     -----------
    NET INVESTMENT INCOME .......................      6,555,608
                                                     -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ...............................        223,697
Net change in unrealized appreciation ...........      3,635,800
                                                     -----------
    NET GAIN ....................................      3,859,497
                                                     -----------
NET INCREASE ....................................    $10,415,105
                                                     ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR         FOR THE YEAR
                                                             ENDED               ENDED
                                                       OCTOBER 31, 2000     OCTOBER 31, 1999
------------------------------------------------------------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................      $  6,555,608        $   6,881,180
Net realized gain (loss) ..........................           223,697             (130,867)
Net change in unrealized appreciation .............         3,635,800          (11,659,790)
                                                         ------------        -------------
   NET INCREASE (DECREASE) ........................        10,415,105           (4,909,477)
                                                         ------------        -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income .............................        (6,616,800)          (6,859,999)
Net realized gain .................................                 -           (1,642,606)
                                                         ------------        -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..............        (6,616,800)          (8,502,605)
                                                         ------------        -------------
Decrease from transactions in common shares of
  beneficial interest .............................        (6,197,143)          (2,439,781)
                                                         ------------        -------------
   NET DECREASE ...................................        (2,398,838)         (15,851,863)
NET ASSETS:
Beginning of period ...............................       126,280,986          142,132,849
                                                         ------------        -------------
   END OF PERIOD
   (Included undistributed net investment income of
   $609,230 and $670,422, respectively) ...........      $123,882,148        $ 126,280,986
                                                         ============        =============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued


which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $8,113,333 and $14,435,894, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,649. At October 31, 2000, the Trust had an accrued pension liability of $29,225 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued


The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                             PAR        EXCESS OF
                                                                               SHARES       VALUE       PAR VALUE
                                                                             -----------  ----------  --------------
Balance, October 31, 1998 .................................................   8,831,513    $ 88,315    $125,829,903
Treasury shares purchased and retired (weighted average discount 10.43%)*..    (181,300)     (1,813)     (2,437,968)
                                                                              ---------    --------    ------------
Balance, October 31, 1999 .................................................   8,650,213      86,502     123,391,935
Treasury shares purchased and retired (weighted average discount 11.92%)*..    (478,998)     (4,790)     (6,192,353)
                                                                              ---------    --------    ------------
Balance, October 31, 2000 .................................................   8,171,215    $ 81,712    $117,199,582
                                                                              =========    ========    ============

---------------
*    The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000, the Trust utilized its net capital loss carryover of approximately $131,000.


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:

  AMOUNT
 PER SHARE       RECORD DATE            PAYABLE DATE
----------   --------------------   ---------------------
  $0.065       November 3, 2000       November 17, 2000
  $0.065       December 8, 2000       December 22, 2000


8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued


9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust did not hold positions in residual interest bonds.

Morgan Stanley Dean Witter Insured Municipal Securities
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                FOR THE YEAR ENDED OCTOBER 31*
                                                            -------------------------------------------------------------------
                                                                2000           1999          1998          1997          1996
                                                            ------------- -----------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ......................   $ 14.60         $ 16.09       $ 15.54       $ 15.08       $ 14.91
                                                              -------         -------       -------       -------       -------
Income (loss) from investment operations:
 Net investment income ....................................      0.78            0.78          0.80          0.80          0.80
 Net realized and unrealized gain (loss) ..................      0.47           (1.33)         0.55          0.43          0.11
                                                              -------         -------       -------       -------       -------
Total income (loss) from investment operations ............      1.25           (0.55)         1.35          1.23          0.91
                                                              -------         -------       -------       -------       -------
Less dividends and distributions from:
 Net investment income ....................................     (0.79)          (0.78)        (0.81)        (0.81)        (0.81)
 Net realized gain ........................................       -             (0.19)          -             -             -
                                                              -------         -------       -------       -------       -------
Total dividends and distributions .........................     (0.79)          (0.97)        (0.81)       (0.81)         (0.81)
                                                              -------         -------       -------       -------       -------
Anti-dilutive effect of acquiring treasury shares .........      0.10            0.03          0.01         0.04           0.07
                                                              -------         -------       -------       -------       -------
Net asset value, end of period ............................   $ 15.16         $ 14.60       $ 16.09       $ 15.54       $ 15.08
                                                              =======         =======       =======       =======       =======
Market value, end of period ...............................   $13.563         $12.625       $15.125       $14.375       $13.125
                                                              =======         =======       =======       =======       =======
TOTAL RETURN+ .............................................     14.10%         (10.80)%       11.08%        16.12%        10.52%
RATIOS TO AVERAGE NET ASSETS:
Total expenses ............................................      0.48%           0.49 %(1)     0.47%         0.47%         0.49%(1)
Net investment income .....................................      5.28%           5.04 %        5.02%         5.27%         5.32%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...................  $123,882        $126,281      $142,133      $138,941      $138,241
Portfolio turnover rate ...................................         7%             17 %           7%          -               1%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNCIPAL SECURITIES
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Securities as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

      During the year ended October 31, 2000, the Trust paid to shareholders $0.78 per share in exempt interest dividends, which is excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER INSURED MUNCIPAL SECURITIES
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (1) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
-----------------------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
-----------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
SECURITIES





Annual Report
October 31, 2000